SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 22, 2002
(Date of earliest event reported)

Commission File No. 333-98129



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by UBS Warburg LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
   (99)                                  Computational Materials prepared
                                         by UBS Warburg LLC in connection with
                                         Wells Fargo Asset Securities
                                         Corporation, Mortgage Pass-Through
                                         Certificates, Series 2002-19.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WELLS FARGO ASSET SECURITIES
                                           CORPORATION


October 22, 2002

                                         By:  /s/ Alan S. McKenney
                                              ----------------------------------
                                              Alan S. McKenney
                                              Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                Paper (P) or
Exhibit No.    Description                                      Electronic (E)
-----------    -----------                                      --------------
   (99)        Computational Materials                           P
               prepared by UBS Warburg LLC in connection with Wells Fargo Asset Securities
               Corporation, Mortgage Pass-Through
               Certificates, Series 2002-19.